UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 31, 2008

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33500	05-0563787
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3180 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 496-3777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 31, 2008, Jazz Pharmaceuticals, Inc. announced that the U.S. Food and Drug Administration (FDA) has accepted for review the submission of the response by Solvay Pharmaceuticals, Inc. to the FDA approvable letter for Once-A-Day LUVOX® CR (fluvoxamine maleate) Extended-Release Capsules, as a complete Class 1 response. The PDUFA date is February 29, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated January 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS, INC.

By:	/s/ Carol A. Gamble
Carol A. Gamble
Senior Vice President, General Counsel
and Corporate Secretary

Date: January 31, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 31, 2008

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